UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

Spero Therapeutics, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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You invested in SPERO THERAPEUTICS, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 23, 2026.

Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 9, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	To elect two Class III directors to serve until the Company’s 2029 Annual Meeting of Stockholders or until their respective successors are elected and qualified.

Nominees:

1a.	Milind Deshpande, Ph.D.	For

1b.	Kathleen Tregoning	For

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.	For

3.	To approve by an advisory vote the compensation of the Company’s named executive officers, as disclosed in the proxy statement.	For

4.	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the total number of shares of common stock authorized for issuance thereunder from 120,000,000 shares to 240,000,000 shares.	For

5.	To approve adoption of the 2026 Spero Therapeutics, Inc. Stock Incentive Plan.	For

NOTE: To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof.

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